UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2011

WaferGen Bio-systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-136424	90-0416683
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7400 Paseo Padre Parkway
Fremont, CA 94555	94555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 651-4450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of WaferGen Bio-systems, Inc. (the “Company”) approved of the engagement of SingerLewak LLP (“SingerLewak”) as the Company’s new independent registered public accounting firm on April 15, 2011, and dismissed Rowbotham and Company LLP (“Rowbotham”) from that role on April 15, 2011.

During the Company’s fiscal years ended December 31, 2010 and 2009, and through April 15, 2011, the Company did not consult with SingerLewak regarding any matters described in Items 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

The reports of Rowbotham on the consolidated financial statements of the Company for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: (i) the Company’s audited financial statements included in its annual reports on Form 10-K for the years ending December 31, 2010 and 2009 each contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern; and (ii) Rowbotham’s report on the consolidated financial statements of the Company for the year ended December 31, 2009, contained separate paragraphs stating that “As discussed in Note 2 to the consolidated financial statements, effective January 1, 2009, the Company changed the manner in which it accounts for certain warrants pursuant to the new authoritative guidance in FASB ASC topic 815-40, ‘Contract in Entity’s Own Equity’”; and “As disclosed in Notes 1 and 16 to the consolidated financial statements, the Company has restated its 2009 consolidated financial statements to now account for warrants pursuant to the new authoritative guidance in FASB ASC topic 815-40, ‘Contracts in Entity’s own Equity’.”

During the Company’s fiscal years ended December 31, 2010 and 2009, and through April 15, 2011, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that in connection with management’s assessment of the Company’s internal control over financial reporting, the Company identified certain material weaknesses in its internal control over financial reporting as follows:

(A) as of the end each of the first three quarters for the year ended December 31, 2009, the Company identified the following material weaknesses in its internal control over financial reporting: (i) there was a strong reliance on the external auditors to review and adjust the annual and quarterly financial statements and related financial disclosure, to monitor new accounting principles and their implementation, and to ensure compliance with GAAP and SEC disclosure requirements; (ii) there was a strong reliance on the external attorneys to review and edit the Company’s periodic, annual and quarterly reports and to ensure compliance with SEC disclosure requirements; and (iii) the Company had not adequately divided, or compensated for, incompatible functions among personnel to reduce the risk that a potential material misstatement of the financial statements would occur without being prevented or detected;

(B) as of the end of the fourth quarter for the year ended December 31, 2009, as well as the end of the first two quarters of the year ended December 31, 2010, the Company identified the following material weaknesses in its internal control over financial reporting: (i) the Company had not designed or otherwise maintained adequate controls to ensure that it adopted new accounting policies with respect to non-routine matters, such as the accounting of warrants with anti-dilution protection; (ii) the Company had not adequately divided, or compensated for, incompatible functions among personnel to reduce the risk that a potential material misstatement of the financial statements would occur without being prevented or detected; and (iii) the Company had insufficient documentation of its information technology general control environment;

(C) as of the end of the third quarter for the year ended December 31, 2010: (i) the Company had not adequately divided, or compensated for, incompatible functions among personnel to reduce the risk that a potential material misstatement of the financial statements would occur without being prevented or detected; (ii) the Company had insufficient documentation of its information technology general control environment; and (iii) the Company relied on its external auditors to review and adjust the Company’s accounting and related financial disclosures regarding the Redeemable Convertible Preference Shares in its subsidiary; and

(D) as of the end of the fourth quarter for the year ended December 31, 2010, the Company identified the following material weaknesses in its internal control over financial reporting: (i) the Company had not adequately divided, or compensated for, incompatible functions among personnel to reduce the risk that a potential material misstatement of the financial statements would occur without being prevented or detected; and (ii) the Company relied on its external auditors to review and adjust the Company’s accounting and related financial disclosures regarding the Redeemable Convertible Preference Shares in its subsidiary.

The Audit Committee of the Board of Directors of the Company discussed each of the matters contained in the third and fourth paragraphs above with Rowbotham. The Company has authorized Rowbotham to respond fully to the inquiries of the Company’s successor accountants concerning each of these matters.

During the Company’s fiscal years ended December 31, 2010 and 2009, and through April 15, 2011, the Company did not have any disagreements with Rowbotham on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Rowbotham, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such years.

Rowbotham has indicated to the Company that it concurs with the foregoing statements contained in the third, fourth, fifth and sixth paragraphs above as they relate to Rowbotham and has furnished a letter to the Securities and Exchange Commission to this effect. A copy of the letter from Rowbotham is attached to this Form 8-K as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
16.1	Letter from Rowbotham and Company LLP to the Securities and Exchange Commission dated April 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaferGen Bio-systems, Inc.

Date: April 21, 2011	By:	/s/ Don Huffman
Don Huffman
Chief Financial Officer